                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-6100

                      Seligman Quality Municipal Fund, Inc.
               (Exact name of Registrant as specified in charter)

                                 100 Park Avenue
                            New York, New York 10017
               (Address of principal executive offices) (Zip code)

                                Lawrence P. Vogel
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code:       (212) 850-1864

Date of fiscal year end:           10/31

Date of reporting period:          10/31/03

                                   FORM N-CSR

ITEM 1.  REPORTS TO STOCKHOLDERS.

                  Seligman Quality Municipal Fund, Inc.
                  Annual Report October 31, 2003

SELIGMAN
————O————
QUALITY
————O————
MUNICIPAL
FUND, INC.

Annual Report
October 31, 2003

To the Stockholders

Your annual stockholder report for Seligman Quality Municipal Fund follows this letter. This report contains an interview with your Fund’s Portfolio Managers, as well as your Fund’s investment results and financial statements, including a portfolio of investments.

     For the fiscal year ended October 31, 2003, Seligman Quality Municipal Fund delivered a total return of 6.69% based on market price and 5.50% based on net asset value. The Fund’s annualized distribution rate on October 31, 2003, based on the current monthly dividend and market price, was 6.30%. This is equivalent to a taxable yield of 9.69%, based on the maximum federal income tax bracket of 35%. Preferred Stockholders were paid dividends at annual rates ranging from 0.70% to 1.80%.

     Seligman Quality Fund’s monthly common stock dividend is being reduced by 7.6% effective December 2003. The current lower interest rate environment has had a significant impact on the Fund’s investment earnings. Many municipal bond issuers have issued new bonds at today’s lower rates and have redeemed outstanding, higher-cost bonds. A considerable percentage of the Fund’s higher-coupon bonds were called during the past year. The proceeds were then invested at lower current market yields, reducing the Fund’s investment income.

     While many states and municipalities have suffered revenue shortfalls over the past fiscal year, the Fund continues to maintain a high-quality credit portfolio. Approximately, 87% of the Fund’s holdings are rated “AAA,” the highest rating available.

     Thank you for your continued support of Seligman Quality Municipal Fund.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

December 12, 2003

Interview With Your Portfolio Managers
Thomas G. Moles and Eileen A. Comerford

Q:	What market conditions and events materially affected the Fund’s performance during the period?
A:	At the start of the fiscal-year period, the outlook for a more vigorous economic recovery was being tempered by the growing prospect of military action in Iraq. Consumers and businesses curtailed spending and investment, resulting in sharp reductions in growth forecasts. The collapse of the ruling regime in Iraq triggered a brief period of optimism, but failed to provide the anticipated boost in economic activity. The pace of recovery remained sluggish throughout the second quarter of 2003, contributing to a steady decline in yields. This decline intensified in May after the Federal Reserve Board indicated that the possibility of deflation, while remote, was a concern. By mid-June, long-term municipal yields had fallen to their lowest levels in 35 years. Just two weeks later, however, the Fed reduced the federal funds rate less than generally expected, spurring a dramatic shift in market sentiment that sent municipal yields almost a full percentage point higher. Long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index, reached a 12-month high in mid-August before trending lower to end the period nearly unchanged from its start.

The low-interest-rate environment spurred heavy municipal bond issuance in 2003. Through October 2003, supply totaled $319.9 billion, an increase of 8% over the same period last year. Refunding bonds, which are typically issued to retire outstanding, higher-cost debt, comprised a significant percentage of total volume. Demand for municipal bonds was strong, supporting the increased supply as well as providing stability during periods of interest-rate volatility. For many investors, municipal bonds offer a significant after-tax yield advantage over Treasury bonds. In addition, municipals continue to offer diversification from equity-market volatility.

The recent recession and lackluster recovery have resulted in significant state and local revenue shortfalls, and the fiscal and political difficulties of the states have been headline news throughout the year. At present, a substantial number of US states have negative outlooks. Despite the severity of the states’ fiscal crises, we believe that many state general obligation bonds are a good investment option. According to Standard & Poor’s Rating Services “state ratings remain S&P’s most creditworthy sector in public finance, with an average rating of ‘AA’ or better.” Most of the Fund’s new purchases, however, have been essential-service bonds, which tend to be more stable during difficult economic times.

Q:	What investment strategies and techniques materially affected the Fund’s performance during the period?
A:	For the period ending October 31, 2003, Seligman Quality Municipal Fund posted positive investment results, attributable primarily to interest income. The Fund’s investment strategy over the past 12 months has reflected our expectation that long-term interest rates would move modestly higher as economic growth

A TEAM APPROACH
Seligman Quality Municipal Fund is managed by the Seligman Municipal Team, headed by Thomas G. Moles. Mr. Moles and Co-Portfolio Manager Eileen A. Comerford are assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund’s investment objective. Team members include Theresa Barion, Senior Credit Analyst Audrey Kuchtyak, and Debra McGuinness.

Interview With Your Portfolio Managers (continued)
Thomas G. Moles and Eileen A. Comerford

accelerated. We were also concerned that steady stock-market gains would dampen demand for municipal bonds, causing their prices to fall and thus placing additional upward pressure on yields. (Bond prices and yields have an inverse relationship. Generally, when bond prices fall, yields (interest rates) rise, and when bond prices rise, rates fall.) We have thus sought to lessen the negative impact of rising yields on the market value of portfolio holdings. Consequently, cash balances were generally maintained at higher-than-normal levels throughout the year. By holding low-yielding cash equivalents rather than longer-term bonds, the Fund’s investment income did decline. The portfolio also experienced heavy bond call activity, and a significant percentage of higher-coupon bonds were redeemed by their issuers. Proceeds of bond calls were reinvested at lower, current market yields. Municipal bonds purchased for the Fund over the past year were concentrated in the 10- to 20-year maturity range in a further effort to moderate interest-rate risk. (In general, the longer the maturity of a bond, the greater its sensitivity to interest rates. This means that the longer a bond’s maturity, the more its price will decline when interest rates increase.) However, because the municipal yield curve beyond the 15- to 20-year maturity range was relatively flat (meaning yields for securities with maturities beyond 15 and 20 years were not providing significantly greater yields than were 15- and 20-year securities), the Fund was able to capture a substantial percentage of longer-term yields without assuming greater duration exposure.

The continuing budget difficulties of states and municipalities prompted us to concentrate new purchases in municipal bonds that provide for essential services such as water and sewer facilities, and electric-utility bonds. Overall, essential-service bonds have a more secure revenue stream and a greater degree of stability during periods of economic weakness than many other sectors. At year-end, refunded bonds represented the Fund’s largest sector. This category consists of bonds that have been retired by the issuer to a stated call date or to maturity. The principal and interest payments for each Fund holding in this sector are secured by escrow accounts comprised of direct-obligation US government securities.

Considerable emphasis is placed on credit research, and Fund holdings are carefully analyzed prior to purchase and regularly monitored to ensure that they continue to meet our credit criteria. Approximately 87% of the Fund’s holdings are rated “AAA,” the highest rating available. (The Fund’s prospectus requires that 80% of net assets be rated “AAA.”)

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Investment Results For Common Stock

TOTAL RETURNS*
For Periods Ended October 31, 2003
			Average Annual

	Three	Six	One	Five	Ten
	Months	Months	Year	Years	Years

Market Price**	0.54%	0.94%	6.69%	3.10%	5.42%
Net Asset Value**	4.65	1.20	5.50	5.89	6.28

PRICE PER SHARE
	October 31,	July 31,	April 30,	January 31,	October 31,
	2003	2003	2003	2003	2002

Market Price	$12.58	$12.71	$12.85	$12.69	$12.57
Net Asset Value	14.29	13.87	14.56	14.36	14.44

DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION PER SHARE
For the Periods Ended October 31, 2003
	Capital Gain (Loss)

Dividends Paid†	Paid	Realized	Unrealized	SEC Yield‡

$0.7885	$0.032	$(0.133)	$1.070††	3.46%

ANNUALIZED DISTRIBUTION RATE
The annualized distribution rate based on the current monthly dividend and market price at October 31, 2003, was 6.30%, which is equivalent to a taxable yield of 9.69% based on the maximum federal income tax rate of 35.0%. The tax-equivalent yield does not reflect any alternative minimum taxes to which an investor may be subject. Beginning in December 2003, the monthly dividend will be reduced from $0.066 per share to $0.061 per share.

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that investors may pay on Fund distributions or on the sale of Fund shares.
Past performance is not indicative of future investment results. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

*	Returns for periods of less than one year are not annualized.
**	These rates of return reflect changes in the market price or net asset value, as applicable, and assume that all distributions within the period are reinvested in additional shares.
†	For the year ended October 31, 2003, Preferred Stockholders were paid dividends at annual rates ranging from 0.699% to 1.80%. Earnings on the Fund’s assets in excess of the Preferred dividend requirements constituted income available for dividends to Common Stockholders.

††	Represents the per share amount of unrealized appreciation of portfolio securities as of October 31, 2003.
‡	Current yield, representing the annualized yield (after dividends on Preferred Stock) for the 30-day period ended October 31, 2003, has been computed in accordance with SEC regulations and will vary.

Portfolio of Investments			October 31, 2003

	Face		Ratings
State#	Amount	Municipal Bonds	Moody’s/S&P†	Value

Alabama — 8.3%	$5,000,000	Jefferson County Sewer Rev. (Capital
		Improvement Warrants), 5.125% due 2/1/2039Ø	Aaa/AAA	$5,631,200
Alaska — 3.4%	2,000,000	Alaska Energy Authority Power Rev. (Bradley Lake
		Hydroelectric Project), 6% due 7/1/2021	Aaa/AAA	2,312,200
California — 23.7%	4,000,000	Foothill/Eastern Transportation Corridor Agency Toll
		Road Rev., 5.75% due 1/15/2040	Baa3/BBB-	4,046,520
	1,500,000	Los Angeles Regional Airports Improvement
		Corporation Facilities Rev. (LAXFUEL Corporation),
		5.50% due 1/1/2032*	Aaa/AAA	1,519,560
	5,000,000	San Diego Public Facilities Financing Authority
		Sewer Rev., 5% due 5/15/2029	Aaa/AAA	5,027,950
	5,000,000	San Francisco City and County Airports Commission
		Rev. (International Airport), 5.80% due 5/1/2021*	Aaa/AAA	5,369,500
Florida — 5.2%	3,345,000	Orange County Solid Waste Facility Refunding Rev.,
		5% due 10/1/2016	Aaa/AAA	3,526,767
Illinois — 7.5%	5,000,000	Illinois Educational Facilities Authority Rev.
		(University of Chicago), 5.125% due 7/1/2038	Aa1/AA	5,027,400
Kansas — 4.6%	3,000,000	Burlington Pollution Control Rev. (Kansas Gas and
		Electric Company Project), 7% due 6/1/2031	Aaa/AAA	3,135,450
Louisiana — 1.3%	705,000	Louisiana Public Facilities Authority Hospital Rev.
		(Southern Baptist Hospitals, Inc. Project),
		8% due 5/15/2012††	NR/AAA	871,183
Massachusetts — 6.7%	4,000,000	Massachusetts Development Finance Agency Rev.
		(WGBH Educational Foundation),
		5.75% due 1/1/2042	Aaa/AAA	4,522,240
Michigan — 3.8%	2,500,000	Harper Creek Community School District GOs,
		5.125% due 5/1/2031	Aaa/AAA	2,532,600
Minnesota — 0.8%	500,000	Minneapolis-Saint Paul Metropolitan Airports
		Commission Rev., 5.75% due 1/1/2032	Aaa/AAA	541,950
Missouri — 1.7%	1,130,000	Missouri State Housing Development Commission
		Rev. (Single Family Mortgage), 6.375% due
		9/1/2031*	NR/AAA	1,180,093
New York — 20.1%	3,000,000	Metropolitan Transportation Authority Rev.
		(Commuter Facilities), 6.10% due 7/1/2026Ø	Aaa/AAA	3,412,740
	1,415,000	New York City GOs, 6.25% due 4/15/2027	A2/A	1,583,569
	690,000	New York City GOs, 6.25% due 4/15/2027Ø	Aaa/A	797,336
	5,000,000	New York City Municipal Water Finance Authority
		(Water & Sewer System Rev.), 5.75% due
		6/15/2026	Aaa/AAA	5,489,900
	2,125,000	New York State Thruway Authority General Rev.,
		6% due 1/1/2025Ø	Aaa/AAA	2,286,776

See footnotes on page 7.

Portfolio of Investments (continued)			October 31, 2003

	Face		Ratings
State#	Amount	Municipal Bonds	Moody’s/S&P†	Value

Ohio — 8.1%	$5,000,000	Hamilton County Sewer Service System Improvement
		& Refunding Rev. (Metropolitan Sewer District of
		Cincinnati), 5% due 12/1/2014	Aaa/AAA	$5,446,050
Pennsylvania — 9.6%	5,000,000	Philadelphia Airport Rev., 6.10% due 6/15/2025*	Aaa/AAA	5,421,450
	1,000,000	Pennsylvania Turnpike Commission Rev.
		(Oil Franchise Tax Senior), 5.25% due 12/1/2023	Aaa/AAA	1,049,460
Puerto Rico — 4.9%	3,000,000	Puerto Rico Electric Power Authority Rev.,
		5.25% due 7/1/2021	Aaa/AAA	3,299,040
Texas — 7.8%	3,000,000	Dallas Area Rapid Transit Sales Tax Rev.,
		5% due 12/1/2031	Aaa/AAA	3,015,720
	2,000,000	Matagorda County Navigation District No. 1
		Pollution Control Rev. (Central Power and Light
		Co. Project), 6.125% due 5/1/2030*	Aaa/AAA	2,215,180
Washington — 14.0%	2,000,000	Chelan County Public Utility District No. 1
		(Chelan Hydro Consolidated System Rev.),
		5.25% due 7/1/2033*	Aaa/AAA	1,997,920
	2,000,000	Chelan County Public Utility District No. 1
		(Chelan Hydro Consolidated System Rev.),
		5.60% due 1/1/2036*	Aaa/AAA	2,077,700
	5,000,000	King County Sewer GOs, 6.125% due 1/1/2033	Aaa/AAA	5,385,400
Wisconsin — 0.8%	545,000	Wisconsin Housing & Economic Development
		Authority Housing Rev., 6.85% due 11/1/2012	Aaa/AAA	546,668

Total Municipal Bonds (Cost $84,220,367) — 132.3%				89,269,522

		Variable Rate Demand Notes

Connecticut — 0.9%	600,000	Connecticut State Health & Educational Facilities
		Authority Rev. (Yale University) due 7/1/2036	VMIG 1/A-1+	600,000
Florida — 0.1%	100,000	Sarasota County Public Hospital Board (Sarasota
		Memorial Hospital Project) due 7/1/2037	VMIG 1/NR	100,000
Illinois — 1.2%	800,000	Illinois Health Facilities Authority Rev. (University
		of Chicago Hospital) due 8/15/2026	VMIG 1/A-1+	800,000
Massachusetts — 0.3%	200,000	Massachusetts State Health & Educational Facilities
		Authority Rev. (Capital Assets Program) due
		1/1/2035	VMIG 1/NR	200,000
Missouri — 6.7%	4,545,000	Missouri State Health & Educational Facilities
		Authority Health Facility Rev. (Cox Health System)
		due 6/1/2022	VMIG 1/A-1+	4,545,000
Pennsylvania — 0.6%	400,000	Lehigh County General Purpose Authority Rev.
		(Lehigh Valley Hospital) due 7/1/2029	VMIG 1/NR	400,000
Texas — 2.3%	1,550,000	North Central Health Facilities Development
		Corporation Rev. (Presbyterian Healthcare
		System Project) due 12/1/2015	VMIG 1/A-1+	1,550,000

See footnotes on page 7.

Portfolio of Investments (continued)			October 31, 2003

	Face		Ratings
State#	Amount	Variable Rate Demand Notes	Moody’s/S&P†	Value

Virginia — 3.0%	$2,000,000	Loudoun County Industrial Development Authority
		Rev. (Howard Hughes Medical Institute)
		due 2/15/2038	VMIG 1/A-1+	$2,000,000

Total Variable Rate Demand Notes (Cost $10,195,000) — 15.1%				10,195,000

Total Investments (Cost $94,415,367) — 147.4%				99,464,522
Other Assets Less Liabilities — 2.4%				1,600,893
Preferred Stock — (49.8)%				(33,600,000)

Net Assets for Common Stock — 100.0%				$67,465,415

  # The percentage shown for each state represents the total market value of bonds held of issuers in that state, measured as a percent of net assets for Common Stock, which does not include the net assets attributable to Preferred Stock of the Fund.

† Ratings have not been audited by Deloitte & Touche LLP.
†† Escrowed-to-maturity security.
Ø Pre-refunded security.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

Statement of Assets and Liabilities	October 31, 2003
Assets:
Investments, at value:
Long-term holdings (cost $84,220,367)	$89,269,522
Short-term holdings (cost $10,195,000)	10,195,000	$99,464,522

Cash		13,329
Interest receivable		1,641,248
Receivable for securities sold		90,956
Expenses prepaid to stockholder service agent		21,464
Other		14,492

Total Assets		101,246,011

Liabilities:
Management fee payable		55,633
Accrued expenses and other		124,963

Total Liabilities		180,596

Preferred Stock:
Preferred Stock Series TH, $0.01 par value, liquidation preference and asset coverage per share — $50,000 and $150,395, respectively;
Shares authorized and outstanding — 1,000 and 672, respectively		33,600,000

Net Assets for Common Stock		$67,465,415

Composition of Net Assets:
Common Stock, $0.01 par value; Shares authorized — 49,999,000;
issued and outstanding — 4,720,173		$47,202
Additional paid-in capital		62,718,441
Undistributed net investment income		227,814
Accumulated net realized loss		(577,197)
Net unrealized appreciation of investments		5,049,155

Net Assets for Common Stock		$67,465,415

Net Asset Value per share of Common Stock (Market value $12.58)		$14.29

See Notes to Financial Statements.

Statement of Operations	For the Year Ended October 31, 2003

Investment Income:
Interest		$4,746,754

Expenses:
Management fee	$ 660,673
Stockholder account and registrar services	134,533
Preferred stock auction, remarketing and rating agent fees	112,353
Auditing and legal fees	88,050
Stockholder reports and communications	48,441
Custody and related services	33,552
Stockholders’ meeting	17,854
Directors’ fees and expenses	17,648
Miscellaneous	6,968

Total Expenses	1,120,072

Net Investment Income		3,626,682	*

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments	(627,609)
Net change in unrealized appreciation of investments	552,605

Net Loss on Investments		(75,004)

Dividends to Preferred Stockholders	(382,240)

Increase in Net Assets from Operations		$3,169,438

* Net investment income available for Common Stock is $3,176,388, which is net of Preferred Stock dividends of $382,240.
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended October 31,

	2003	2002

Operations:
Net investment income	$3,626,682	$4,496,152
Net realized gain (loss) on investments	(627,609)	125,244
Net change in unrealized appreciation of investments	552,605	14,000
Dividends to Preferred Stockholders (per share: $568.81 and $775.45)	(382,240)	(521,102)

Increase in Net Assets from Operations	3,169,438	4,114,294

Distributions to Common Stockholders:
Net investment income (per share: $0.789 and $0.714)	(3,719,413)	(3,369,807)
Net realized long-term gain on investments
(per share: $0.032 and $0.119)	(150,868)	(561,999)

Decrease in Net Assets from Distributions to
Common Stockholders	(3,870,281)	(3,931,806)

Capital Share Transactions:
Value of Shares of Common Stock issued in payment of dividends
(37,867 and 41,296 shares)	484,608	518,578
Value of Shares of Common Stock issued in payment of gain
distributions (1,788 and 8,389 shares)	22,332	103,017
Cost of shares purchased for investment plan
(36,900 and 51,717 shares)	(474,609)	(650,663)

Increase (Decrease) in Net Assets from
Capital Share Transactions	32,331	(29,068)

Increase (Decrease) in Net Assets	(668,512)	153,420

Net Assets for Common Stock:
Beginning of year	68,133,927	67,980,507

End of Year (including undistributed net investment
income of $227,814 and $928,962, respectively)	$67,465,415	$68,133,927

See Notes to Financial Statements.

Notes to Financial Statements
1. Significant Accounting Policies — The financial statements of Seligman Quality Municipal Fund, Inc. (the “Fund”) have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b.	Federal Taxes — The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all net income and net gain realized.
c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes all discounts and premiums paid on purchases of portfolio securities for financial reporting purposes.
      Variable rate demand notes purchased by the Fund may be put back to the designated remarketing agent for the issue at par on any day, for settlement within seven days, and, accordingly, are treated as short-term holdings. These notes bear interest at a rate that resets daily or weekly. At October 31, 2003, the interest rates paid on these notes ranged from 1.13% to 1.20%.

d.	Distributions to Stockholders — Dividends and distributions paid by the Fund are recorded on the ex-dividend date.
     The treatment for financial reporting purposes of distributions made during the year from net investment income or net gains realized may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund. For federal income tax purposes, the distribution of net realized gain on investments for the year ended October 31, 2003, reported in the statements of changes in net assets is treated as tax-exempt income. At October 31, 2003, undistributed net investment income for federal income tax purposes was $79,945.

2. Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2003, amounted to $13,677,862 and $17,911,900, respectively.

     At October 31, 2003, the cost of investments for federal income tax purposes was $94,254,561. The tax basis cost was less than the cost for financial reporting purposes due to the amortization of market discounts for financial reporting purposes of $160,806. The tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $5,656,487 and $446,526, respectively.

3. Dividend Investment Plan — Under the Fund’s Charter, dividends or other distributions on the Common Stock cannot be declared unless the Fund can satisfy the requirements of two asset maintenance tests after giving effect to such distributions. The Fund has satisfied these tests.

     The Fund, in connection with its Dividend Investment Plan (the “Plan”), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended October 31, 2003, 36,900 shares were purchased in the open market at a cost of $474,609, which represented a weighted average discount of 10.89% from the net asset value of those acquired shares. A total of 39,655 shares were issued to Plan participants during this period for proceeds of $506,940, a weighted average discount of 11.30% from the net asset value of those shares.

4. Capitalization — The Fund is authorized to issue 50,000,000 shares of Capital Stock, par value $0.01 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized to classify and reclassify any unissued shares of Capital Stock, and has reclassified 1,000 shares of unissued Common Stock as Preferred Stock.

Notes to Financial Statements

     The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $50,000 per share plus any accumulated but unpaid dividends if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Charter are not satisfied. Liquidation preference of the Preferred Stock is $50,000 per share plus accumulated and unpaid dividends.

     Dividends on Preferred Shares are cumulative at a rate reset every seven days based on the rate per annum or such other period as determined by the Fund that results from an auction.

     In accordance with Emerging Issues Task Force Topic No. D-98, “Classification and Measurement of Redeemable Securities,” the Fund classifies its Preferred Stock outside of permanent equity in the net assets section of the statement of assets and liabilities. In addition, distributions to Preferred Stockholders are classified as a component of the “increase in net assets from operations” in the statements of operations and of changes in net assets and as a component of the “total from investment operations” in the financial highlights.

     The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and generally will vote together with holders of shares of Common Stock as a single class. Voting as a separate class, holders of Preferred Stock are entitled to elect two of the Fund’s directors.

5. Management Fee, Administrative Services, and Other Transactions — J. & W. Seligman & Co. Incorporated (the “Manager”) manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager’s fee, calculated daily and payable monthly, is equal to 0.65% per annum of the Fund’s average daily net assets, which includes net assets attributable to the Fund’s Preferred Stock.

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $104,502 for stockholder account services in accordance with a methodology approved by the Fund’s directors. Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, stockholder transaction volume and number of stockholder accounts.

     The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (“the Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of October 31, 2003, the Fund’s potential obligation under the Guaranties is $22,400. As of October 31, 2003, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s stockholder account services cost.

     Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at October 31, 2003, of $12,937 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

6. Capital Loss Carryforward — At October 31, 2003, the Fund had a capital loss carryforward for federal income tax purposes of $577,197, all of which expires in 2011 and is available for offset against future taxable net capital gains. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforward.

Financial Highlights

     The Fund’s financial highlights are presented below. “Per share operating performance” data is designed to allow investors to trace the operating performance, on a per Common share basis, from the net asset value at the beginning of a period to the net asset value at the end of a period, so that investors can understand what effect the individual items listed below have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount, based on average shares outstanding.

     “Total investment return” measures the Fund’s performance assuming that investors purchased Fund shares at market value or net asset value as of the beginning of the period, reinvested dividends and capital gains paid as provided for in the Fund’s dividend investment plan, and then sold their shares at the closing market value or net asset value on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares, nor do they reflect taxes investors may incur on distributions or on the sale of Fund shares.

     The ratios of expenses and net investment income to average net assets and to average net assets for Common Stock, for all years presented, do not reflect the effect of dividends paid to Preferred Stockholders.

	Year Ended October 31,

	2003	2002†	2001	2000	1999

Per Share Operating Performance:
Net Asset Value, Beginning
of Year	$14.44	$14.40	$13.62	$13.55	$15.47

Income from Investment Operations:
Net investment income	0.77	0.95	0.99	1.02	1.01
Net realized and unrealized
investment gain (loss)	(0.02)	0.03	0.79	0.42	(1.57)
Dividends paid from net investment
income to Preferred Stockholders	(0.08)	(0.11)	(0.24)	(0.30)	(0.25)

Total from Investment Operations	0.67	0.87	1.54	1.14	(0.81)

Less Distributions to Common
Stockholders:
Dividends paid from net investment
income	(0.79)	(0.71)	(0.69)	(0.72)	(0.76)
Dividends in excess of net investment
income	—	—	—	(0.06)	(0.04)
Distributions from net realized gain	(0.03)	(0.12)	(0.07)	(0.29)	(0.31)

Total Distributions to Common
Stockholders	(0.82)	(0.83)	(0.76)	(1.07)	(1.11)

Net Asset Value, End of Year	$14.29	$14.44	$14.40	$13.62	$13.55

Market Value, End of Year	$12.58	$12.57	$12.59	$11.50	$11.43	75

See footnotes on page 14.

Financial Highlights (continued)

	Year Ended October 31,

	2003	2002†	2001	2000	1999

Total Investment Return:
Based upon market value	6.69%	6.69%	16.52%	10.29%	(20.38)%
Based upon net asset value	5.50%	7.16%	12.52%	10.26%	(5.11)%
Ratios/Supplemental Data:
Ratio of expenses to average net assetsØ	1.10%	1.08%	1.05%	1.05%	1.12%
Ratio of expenses to average net assets
for Common Stock	1.65%	1.62%	1.58%	1.62%	1.67%
Ratio of net investment income to
average net assetsØ	3.57%	4.49%	4.66%	4.98%	4.61%
Ratio of net investment income to
average net assets for Common Stock	5.33%	6.76%	7.03%	7.64%	6.85%
Portfolio turnover rate	15.92%	6.01%	11.72%	11.15%	17.66%
Net assets for Common Stock,
end of year (000s omitted)	$67,465	$68,134	$67,981	$64,272	$63,972

†	As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on portfolio securities for financial reporting purposes. The effectsof this accounting change for the year ended October 31, 2002, were to increase net investment income per share and decreasenet realized and unrealized gain per share by $0.01; and to increase the ratios of net investment income to average net assets andto average net assets for Common Stock from 4.42% to 4.49%, and from 6.65% to 6.76%, respectively. The per share operating per-formance and ratios for periods prior to November 1, 2001, have not been restated.
Ø	Average net assets includes the value of Preferred Stock.
See Notes to Financial Statements.

Report of Independent Auditors

The Board of Directors and Stockholders,
Seligman Quality Municipal Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Quality Municipal Fund, Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Quality Municipal Fund, Inc. as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
December 12, 2003

Dividend Investment Plan

     The Dividend Investment Plan (the “Plan”) is available for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares of Common Stock with dividends or distributions received on Fund shares owned. The Plan is not automatic; a Stockholder may elect to participate in the Plan by notifying his/her broker when the account is set up or, if the account is maintained by the Fund, by sending a written request to Seligman Data Corp. (“Seligman Data”), P.O. Box 9759, Providence, RI 02940-9759. Under the Plan, Stockholders appoint the Fund as Plan Agent to invest dividends in shares of the Fund. Such shares will be acquired by the Fund for Stockholders, either through open market purchases if the Fund is trading at a discount, or through the issuance of authorized but unissued shares of Common Stock if the Fund is trading at a premium. If the market price of a share on the payable date of a dividend is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each Stockholder receiving shares in lieu of cash dividends will be determined by dividing the amount of the cash distribution to which such stockholder would be entitled by the greater of the net asset value per share on such date, or 95% of the market price of a share on such date. If the market price of a share on such a distribution date is below the net asset value per share, the number of shares to be issued to such Stockholder will be determined by dividing such amount by the per share market price.

     Purchases will be made by the Fund from time to time on the New York Stock Exchange (the “Exchange”) or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or closing bid price if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If, on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend investments, and on the last trading day immediately preceding the dividend payable date the closing sale or bid price of the shares is lower than or the same as the net asset value per share, the Fund will continue to purchase shares until all investments by Stockholders have been completed, or the closing sale or bid price of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing sale or bid price of the shares of Common Stock is higher than the net asset value per share, and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares of Common Stock. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund’s open market purchases of shares. In each case, the cost per share of shares purchased for each Common Stockholder’s account will be the average cost, including brokerage commissions, of any shares of Common Stock purchased in the open market plus the cost of any shares issued by the Fund. For the year ended October 31, 2003, the Fund purchased 36,900 shares in the open market for dividend and gain investment purposes.

     Common Stockholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker or other nominee as representing the total amount registered in the nominee’s name and

Dividend Investment Plan

held for the account of beneficial owners who are participating in such Plan, by delivering shares on behalf of such holder to such nominee’s account at Depository Trust Company (“DTC”). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

     A Common Stockholder who has elected to participate in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and Common Stockholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections must be in writing and should include the Common Stockholder’s name and address as they appear on the account registration, or, in respect of an account held at DTC, the account registration. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a Common Stockholder to take all subsequent distributions in cash. An election will be effective only for a dividend or gain distribution if it is received by Seligman Data on or before such record date.

     Seligman Data will maintain all Common Stockholders’ accounts in the Plan not held by DTC, and furnish written confirmation of all transactions in the account, including information needed by Common Stockholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each Common Stockholder’s proxy will include those shares purchased or received pursuant to the Plan.

     The Fund seeks to pay dividends that are exempt from regular federal income taxes; however, to the extent that any dividends or distributions do not qualify as exempt from regular federal income taxes or are subject to state income taxes, the automatic investment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Stockholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

     The Fund reserves the right to amend or terminate the Plan, as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to Seligman Data.

     The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the year ended October 31, 2003.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Quality Municipal Fund, Inc. is set forth below.

Independent Directors

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Robert B. Catell (67)[3,4]	Chairman and Chief Executive Officer of KeySpan Corporation (diversified energy, gas and
• Director: From May 2003	electric company); Director or Trustee of each of the investment companies of the Seligman
• Oversees 60 Portfolios in	Group of Funds† (except Seligman Cash Management Fund, Inc.); Director, Alberta Northeast
Fund Complex	Gas, Ltd., Boundary Gas Inc., Taylor Gas Liquids, Ltd., and The Houston Exploration Company
(oil and gas exploration, development and production companies), Edison Electric Institute,
New York State Energy Research and Development Authority, Independence Community
Bank, Business Council of New York State, Inc., New York City Partnership, and the Long
Island Association (business and civic organizations).

John R. Galvin (74)[2,4]	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee
• Director: 1995 to Date	of each of the investment companies of the Seligman Group of Funds†; and Chairman
• Oversees 61 Portfolios in	Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative
Fund Complex	Leadership; Director, Raytheon Co. (defense and commercial electronics) and USLIFE
Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme Allied
Commander, Europe and the Commander-in-Chief, United States European Command.

Alice S. Ilchman (68)[3,4]	President Emerita, Sarah Lawrence College; Director or Trustee of each of the investment
• Director: 1991 to Date	companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer
• Oversees 61 Portfolios in	Fellowships (summer internships for college students); Trustee, Save the Children (non-profit
Fund Complex	child-assistance organization) and the Committee for Economic Development; a Governor of
the Court of Governors, London School of Economics; and Director, Public Broadcasting
Service (PBS). Formerly, Chairman, The Rockefeller Foundation (charitable foundation) and
Director, New York Telephone Company.

Frank A. McPherson (70)[3,4]	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation
• Director: 1995 to Date	(diversified energy company); Director or Trustee of each of the investment companies of the
• Oversees 61 Portfolios in	Seligman Group of Funds†; Director, ConocoPhillips (integrated international oil corporation);
Fund Complex	Integris Health (owner of various hospitals); BOK Financial (bank holding company);
Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical Research Foundation; Boys
and Girls Clubs of Oklahoma; Oklahoma City Public Schools Foundation and Oklahoma
Foundation for Excellence in Education. Formerly, Director, Kimberly-Clark Corporation
(consumer products) and the Federal Reserve System’s Kansas City Reserve Bank.

See footnotes on page 21.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Quality Municipal Fund, Inc. is set forth below.

Independent Directors (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

John E. Merow (74)[2,4]	Retired Chairman and Senior Partner, Sullivan & Cromwell (law firm); Director or Trustee of
• Director: 1991 to Date	each of the investment companies of the Seligman Group of Funds†; Director, Commonwealth
• Oversees 61 Portfolios in	Industries, Inc. (manufacturer of aluminum sheet products); Director and Treasurer, the
Fund Complex	Foreign Policy Association; Director Emeritus, Municipal Art Society of New York; Trustee and
Secretary, the U.S. Council for International Business; Trustee and Vice Chairman, New York-
Presbyterian Healthcare System, Inc.; Trustee, New York-Presbyterian Hospital; and Member of
the American Law Institute and Council on Foreign Relations.

Betsy S. Michel (61)[2,4]	Attorney; Director or Trustee of each of the investment companies of the Seligman Group of
• Director: 1991 to Date	Funds†; Trustee, The Geraldine R. Dodge Foundation (charitable foundation) and World
• Oversees 61 Portfolios in	Learning, Inc. (international educational training). Formerly, Chairman of the Board of Trustees
Fund Complex	of St. George’s School (Newport, RI).

Leroy C. Richie (62)[2,4]	Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical
• Director: 2000 to Date	standards); Director or Trustee of each of the investment companies of the Seligman Group of
• Oversees 60 Portfolios in	Funds† (except Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation
Fund Complex	(diversified energy company) and Infinity, Inc. (oil and gas services and exploration); Director and Chairman, Highland Park Michigan Economic Development Corp. Formerly, Trustee, New
York University Law Center Foundation; Vice Chairman, Detroit Medical Center and the Detroit
Economic Growth Corp.; Chairman and Chief Executive Officer, Capital Coating Technologies,
Inc. (applied coating technologies); and Vice President and General Counsel, Automotive Legal
Affairs, Chrysler Corporation.

Robert L. Shafer (71)[3,4]	Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee of each of the
• Director: 1991 to Date	investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE
• Oversees 61 Portfolios in	Corporation (life insurance).
Fund Complex

James N. Whitson (68)[2,4]	Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc.
• Director: 1993 to Date	(a diversified holding company); Director or Trustee of each of the investment companies
• Oversees 61 Portfolios in	of the Seligman Group of Funds†; Director, C-SPAN (cable television network) and
Fund Complex	CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant,
Sammons Enterprises, Inc.

See footnotes on page 21.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Quality Municipal Fund, Inc. is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

William C. Morris (65)*[1]	Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or
• Director and Chairman of	Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman,
the Board: 1991 to Date	Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (manufacturer of
• Oversees 61 Portfolios in	ceramic proppants for oil and gas industry); and Director, Seligman Data Corp. Formerly,
Fund Complex	Director, Kerr-McGee Corporation (diversified energy company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (51)*[1]	Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive
• Director: 1993 to Date	Officer and Director or Trustee of each of the investment companies of the Seligman Group of
• President and Chief	Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data
Executive Officer: 2002	Corp.; Member of the Board of Governors of the Investment Company Institute; and Chairman,
to Date	ICI Mutual Insurance Company.
• Oversees 61 Portfolios in
Fund Complex

Paul C. Guidone (45)*[1]	Managing Director and Chief Investment Officer, J. & W. Seligman & Co. Incorporated;
• Director: 2002 to Date	Director or Trustee of each of the investment companies of the Seligman Group of Funds†
• Oversees 60 Portfolios in	(except Seligman Cash Management Fund, Inc.); Member of the Association of Investment
Fund Complex	Management and Research, the New York Society of Security Analysts and the London Society
of Investment Professionals. Formerly, Deputy Chairman and Group Chief Executive Officer,
HSBC Asset Management; Managing Director and Chief Investment Officer, Prudential
Diversified Investments.

Thomas G. Moles (61)	Director and Managing Director, J. & W. Seligman & Co. Incorporated; Executive Vice
• Executive Vice President:	President and Co-Portfolio Manager, Seligman Select Municipal Fund, Inc. (closed-end
2002 to Date	investment company); Vice President and Co-Portfolio Manager, Seligman Municipal Fund
• Portfolio Manager: 1991 to	Series, Inc., Seligman New Jersey Municipal Fund, Inc. and Seligman Pennsylvania Municipal
Date	Fund Series; and Director, Seligman Advisors, Inc. and Seligman Services, Inc. Formerly,
President of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.

Eileen A. Comerford (45)	Senior Vice President and Investment Officer, J. & W. Seligman & Co. Incorporated; Vice
• Vice President: 1991 to Date	President and Co-Portfolio Manager, Seligman Municipal Fund Series, Inc., Seligman Municipal
• Co-Portfolio Manager: From	Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal
May 2003	Fund Series and Seligman Select Municipal Fund, Inc.

Audrey G. Kuchtyak (43)	Senior Vice President, J. & W. Seligman & Co. Incorporated; Vice President, Seligman Select
• Vice President: 1991 to Date	Municipal Fund, Inc.

See footnotes on page 21.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Quality Municipal Fund, Inc. is set forth below.

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Thomas G. Rose (46)	Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc.,
• Vice President: 2000 to	and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman
Date	Group of Funds†, Seligman Services, Inc. and Seligman International, Inc. Formerly, Treasurer
of each of the investment companies of the Seligman Group of Funds and Seligman Data
Corp.

Lawrence P. Vogel (47)	Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co.
• Vice President:	Incorporated; Vice President and Treasurer of each of the investment companies of the
1992 to Date	Seligman Group of Funds†; Treasurer, Seligman Data Corp. Formerly, Senior Vice President,
• Treasurer: 2000 to Date	Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data
Corp.; Vice President, Seligman Services, Inc. and Vice President and Treasurer, Seligman
International, Inc. and Treasurer, Seligman Henderson Co.

Frank J. Nasta (39)	Managing Director, General Counsel, and Corporate Secretary, J. & W. Seligman & Co.
• Secretary: 1994 to Date	Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†,
Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc. and Seligman
Data Corp. Formerly, Senior Vice President, Law and Regulation, J. & W. Seligman & Co.
Incorporated, and Corporate Secretary, Seligman Henderson Co.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.
†	The Seligman Group of investment companies consists of 23 registered investment companies.
*	Messrs. Morris, Zino, and Guidone are considered “interested persons” of the Fund, as defined in the Investment
Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Executive Committee
2 Audit Committee
3 Director Nominating Committee
4 Board Operations Committee

Manager	Stockholder Service Agent	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated	Seligman Data Corp.	(800) 874-1092	Stockholder Services
100 Park Avenue	100 Park Avenue	(212) 682-7600	Outside the
New York, NY 10017	New York, NY 10017		United States
		(800) 622-4597	24-Hour Automated
General Counsel	Independent Auditors		Telephone Access
Sullivan & Cromwell LLP	Deloitte & Touche LLP		Service
Website: www.seligman.com

Seligman Quality Municipal Fund, Inc.
Managed by

J. & W. SELIGMAN & CO.
INCORPORATED
Investment Managers and Advisors
ESTABLISHED 1864
100 Park Avenue, New York, NY 10017

www.seligman.com

      CESQF2 10/03

ITEM 2.  CODE OF ETHICS.
         As of October 31, 2003, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.
         The registrant's board of directors has determined that Mr. James N.
         Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is "independent" as such term is defined in Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.
                  Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.
                  James N. Whitson, Chairman
                  John R. Galvin            Betsy S. Michel
                  John E. Merow             Leroy C. Richie

ITEM 6.  [RESERVED]

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
         Not applicable, as registrant does not invest in voting
         securities.

ITEM 8. [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a)      The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)      The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

                                       2

 ITEM 10.  EXHIBITS.
(a)(1) Code of Ethics for Principal Executive and Principal Financial Officers
(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of
       1940.
(b)    Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of
       1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN QUALITY MUNICIPAL FUND, INC.

By:      /S/ BRIAN T. ZINO
         Brian T. Zino
         President and Chief Executive Officer

Date:    December 29, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

By:      /S/ BRIAN T. ZINO
         Brian T. Zino
         President and Chief Executive Officer

Date:    December 29, 2003

By:      /S/ LAWRENCE P. VOGEL
         Lawrence P. Vogel
         Vice President, Treasurer and Chief Financial Officer

Date:    December 29, 2003

SELIGMAN QUALITY MUNICIPAL FUND, INC.

EXHIBIT INDEX
         (a)(1) Code of Ethics for Principal Executive and Principal Financial
                Officers

         (a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment
                Company Act of 1940.

         (b)    Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of
                1940.

                                       3